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                                    EXHIBIT A
                             JOINT FILING AGREEMENT

         We, the signatories of the statement on Schedule 13D filed with respect to the Common Stock of Superior Energy Services, Inc., to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) of the Securities Exchange Act of 1934.

Dated: October 25, 2004

                                  First Reserve Fund VII, Limited Partnership, a Delaware limited partnership

                                  By:  First Reserve GP VII, L.P.
                                       its general partner

                                       By:   First Reserve Corporation
                                             its general partner

                                       /s/ Thomas R. Denison
                                       ---------------------------------------
                                       Name: Thomas R. Denison
                                       Title: Managing Director

                                  First Reserve Fund VIII, L.P.,
                                  a Delaware limited partnership

                                  By:  First Reserve GP VIII, L.P.
                                       its general partner

                                       By:   First Reserve Corporation
                                             its general partner

                                       /s/ Thomas R. Denison
                                       ---------------------------------------
                                       Name: Thomas R. Denison
                                       Title: Managing Director

                                  First Reserve GP VII, L.P.,
                                  a Delaware limited partnership

                                  By:  First Reserve Corporation
                                       its general partner

                                       /s/ Thomas R. Denison
                                       ---------------------------------------
                                       Name: Thomas R. Denison
                                       Title: Managing Director

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                                  First Reserve GP VIII, L.P.,
                                  a Delaware limited partnership

                                  By:  First Reserve Corporation
                                       its general partner

                                       /s/ Thomas R. Denison
                                       ---------------------------------------
                                       Name: Thomas R. Denison
                                       Title: Managing Director

                                  First Reserve Corporation

                                       /s/ Thomas R. Denison
                                       ---------------------------------------
                                       Name: Thomas R. Denison
                                       Title: Managing Director